8. DERIVATIVE LIABILITIES	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Derivative Instruments and Hedging Activities Disclosure [Abstract]
8. DERIVATIVE LIABILITIES

As described in Notes 5 and 7 above, the Company issued convertible notes that contain conversion features and reset provision. The accounting treatment of derivative financial instruments requires that the Company record fair value of the derivatives as of the inception date and to fair value as of each subsequent reporting date. Refer to Notes 5 and 7 for assumptions used to determine fair values.

During the six months ended June 30, 2014, the Company has the possibility of exceeding their common shares authorized when considering the number of possible shares that may be issuable to satisfy settlement provisions of convertible notes after consideration of all existing instruments that could be settled in shares.  The accounting treatment of derivative financial instruments required that the Company reclassify the derivative from equity to a liability at their fair values as of the date possible issuable shares exceeded the authorized level and at fair value as of each subsequent balance sheet date.  Any change in fair value was recorded as non-operating, non-cash income or expense at each reporting date.  If the fair value of the derivatives was higher at the subsequent balance sheet date, the Company recorded a non-operating, non-cash charge.  If the fair value of the derivatives was lower at the subsequent balance sheet date, the Company recorded non-operating, non-cash income.

The Company determined the previously issued warrants required reclassification from equity as of January 2014. Accordingly, the Company reclassified the determined fair value of $13,202 from additional paid in capital to derivative liabilities. On April 2, 2014, the Company increased its authorized shares to 900,000,000. Accordingly, the fair value of the warrants at April 2, 2014 of $7,677 was reclassified from derivative liabilities to additional paid in capital.

The fair value of the derivative in January 2014 was determined using the Black Sholes Option Pricing model with the following assumptions: dividend yield: 0%; volatility: 157.27%; risk free rate: 1.75%; and expected life: 4.37 years.

At April 2, 2014, the Company marked to market the fair value of the warrant derivative and determined a fair value of $7,677. The Company recorded a gain from change in fair value of derivative of $557 and $5,524 for the three and six months ended June 30, 2014. The fair value of the embedded derivatives was determined using Black Scholes Option Pricing Model based on the following assumptions: (1) dividend yield of 0%, (2) expected volatility of 159.32%, (3) weighted average risk-free interest rate of 1.62%, (4) expected life of 4.10 years, and (5) estimated fair value of the Company’s common stock of $0.0045 per share.

As described in Notes 7 and 8 above, the Company issued convertible notes that contain conversion features and reset provisions. The accounting treatment of derivative financial instruments requires that the Company record fair value of the derivatives as of the inception date and to fair value as of each subsequent reporting date. Refer to Notes 7 and 8 for assumptions used to determine fair values.